UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 13, 2025, Monte Rosa Therapeutics AG (“Monte Rosa AG,” hereinafter the “Company”), a wholly‑owned subsidiary of Monte Rosa Therapeutics, Inc., and Novartis Pharma AG (“Novartis”) entered into a Collaboration, Option, and License Agreement (the “Agreement”) to discover and develop degraders to treat immune-mediated diseases using the Company’s QuEENTM product engine. Pursuant to the Agreement, the Company has granted Novartis an exclusive, royalty-bearing, sublicensable and transferable license to degraders for one immunology and inflammation (“I&I”) program (the “First Licensed Program”) and the exclusive option to obtain exclusive, royalty-bearing, sublicensable and transferable licenses with respect to two programs from the Company’s growing preclinical immunology portfolio (the “Options” and the programs, the “Optioned I&I Programs”). Such Options are individually exercisable at Novartis’ discretion until a program meets criteria for investigational new drug application-filing-readiness. On a program-by-program basis, if Novartis does not exercise an Option, all rights with respect to such program are retained by the Company; if Novartis does exercise its Option, such program becomes a Licensed Program (together, with the First Licensed Program, the “Licensed Programs”). Under the Agreement, the Company will apply its proprietary AI/ML-enabled QuEEN™ product engine for the discovery and development of degraders for the First Licensed Program and the Optioned I&I Programs. The Licensed Programs will be further developed and commercialized by Novartis, unless otherwise agreed to by the parties in accordance with the Agreement. Research activities for the Licensed Programs governed by the Agreement will be overseen by a Joint Research Committee.

Pursuant to the Agreement, the Company is entitled to receive from Novartis (1) an upfront payment of $120.0 million and (2) payments to maintain the Options totaling up to $60.0 million, and is eligible to receive from Novartis (1) preclinical milestone payments relating to the First Licensed Program and option exercise payments related to the Options of up to $180.0 million, (2) up to $5.4 billion in clinical development, regulatory, and sales milestones relating to the First Licensed Program and the two Optioned I&I Programs, beginning upon initiation of Phase 1 studies, including (a) potential development and regulatory milestone payments up to $2.2 billion if regulatory approval is achieved for multiple indications in multiple territories and (b) potential sales milestones payments up to $3.2 billion, allocated across licensed products, and (3) tiered royalties on global net sales in the high-single to low double-digit range for the First Licensed Program and in the low double-digit range for the two Optioned I&I Programs. The Company will be responsible for costs related to research activities, while Novartis will be responsible for costs related to development and commercialization activities.

The Agreement includes customary termination provisions, including Novartis’ ability to terminate the Agreement in its entirety.

The foregoing description is qualified in its entirety by reference to the complete text of the Agreement, which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025, with confidential portions redacted.

Item 7.01. Regulation FD Disclosure

On September 15, 2025, the Company issued a press release announcing entry into the Collaboration, Option, and License Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

On September 15, 2025, the Company posted a revised presentation to the "Presentations" section of the Company's website at https://www.monterosatx.com/.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding expectations regarding the closing of the transaction with Novartis, the receipt of upfront, milestone and other payments under the Agreement, the payments and activities associated with the First Licensed Program and the Options, and the future development and commercialization of  the degraders. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other and subsequent filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated September 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: September 15, 2025	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer